                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

         Filed by the Registrant                            [X]
         Filed by a party other than the Registrant         [ ]
Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               IRIDEX CORPORATION
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                (Name of Registrant as Specified in its Charter)

                               IRIDEX CORPORATION
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

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        (2)    Aggregate number of securities to which transaction applies:

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        (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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        (4)    Proposed maximum aggregate value of transaction:

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        (5)    Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

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[ ]     Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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        (1)    Amount Previously Paid:

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        (2)    Form, Schedule or Registration Statement No.:

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        (3)    Filing Party:

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        (4)    Date Filed:

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

                               IRIDEX CORPORATION
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 6, 2001

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of IRIDEX Corporation, a Delaware corporation ("the Company"), will be held on June 6, 2001 at 2:00 p.m., Pacific Daylight Savings Time, at the Company's principal offices located at 1212 Terra Bella Avenue, Mountain View, California 94043 for the following purposes:

        1. To elect seven (7) directors to serve for the ensuing year or until their successors are elected and qualified (Proposal 1);

        2. To approve the amendment of the Company's 1998 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 290,000 shares, from 640,000 shares to 930,000 shares (Proposal 2);

        3. To approve the amendment of the Company's 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 40,000 shares, from 300,000 shares to 340,000 shares (Proposal 3);

        4. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 29, 2001 (Proposal 4); and

        5. To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

        Stockholders of record at the close of business on April 13, 2001 shall be entitled to notice of and to vote at the Annual Meeting.

        All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                           Sincerely,



Mountain View, California                  Theodore A. Boutacoff
May 4, 2001                                President and Chief Executive Officer

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                             YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR USING THE INTERNET AS INSTRUCTED ON THE ENCLOSED PROXY CARD.
--------------------------------------------------------------------------------

                               IRIDEX CORPORATION
                             1212 TERRA BELLA AVENUE
                             MOUNTAIN VIEW, CA 94043
                              --------------------
                                 PROXY STATEMENT
                              --------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of IRIDEX Corporation, a Delaware corporation (the "Company" or "IRIDEX"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the principal offices of the Company located at 1212 Terra Bella Avenue, Mountain View, California 94043 on Wednesday, June 6, 2001 at 2:00 p.m., Pacific Daylight Savings Time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's telephone number is (650) 940-4700.

        These proxy solicitation materials and the Annual Report on Form 10-K for the fiscal year ended December 30, 2000, including financial statements, were mailed on or about May 4, 2001 to all stockholders entitled to vote at the meeting.

RECORD DATE AND SHARE OWNERSHIP

        Stockholders of record at the close of business on April 13, 2001 (the "Record Date") are entitled to notice of and to vote at the meeting and at any adjournment(s) thereof. At the Record Date, 6,730,626 shares of the Company's Common Stock, $.01 par value, were issued and outstanding and held of record by approximately 86 stockholders.

REVOCABILITY OF PROXIES

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (a) delivering to the Company at its principal offices to the attention of Robert Kamenski a written notice of revocation or a duly executed proxy bearing a later date or (b) attending the meeting and voting in person.

VOTING

        Each stockholder is entitled to one vote for each share held.

SOLICITATION OF PROXIES

        The cost of this solicitation will be borne by the Company. The Company has retained the services of Skinner & Co., Inc. (the "Agent") to perform a search of brokers, bank nominees and other institutional owners and to solicit proxies. The Company estimates that it will pay the Agent a fee of $3,500 for its services and out-of-pocket expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

        Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector"). The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law and the Company's Bylaws for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

        When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for (i) the election of the nominees for directors set forth herein; (ii) the approval of an amendment to the Company's 1998 Stock Plan to increase the number of shares reserved for issuance thereunder by 290,000 shares; (iii) the approval of an amendment to the Company's 1995 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 40,000 shares; (iv) the ratification of PricewaterhouseCoopers, LLP as independent auditors of the Company for the fiscal year ending December 29, 2001; and (v) upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

        Pursuant to Delaware law, the Inspector will treat shares that are voted "WITHHELD" or "ABSTAIN" as being present and entitled to vote for purposes of determining the presence of a quorum and as entitled to vote (the "Votes Cast") on the subject matter at the Annual Meeting with respect to such matter. With respect to broker non-votes, in a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, although broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

        Proposals of stockholders of the Company that are intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company no later than January 4, 2002 and must otherwise be in compliance with applicable laws and regulations in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

        In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. To be properly brought before an annual meeting of stockholders, notice of nominations for the election of directors or other business proposals must be delivered in writing to the secretary of the Company at the principal executive offices of the Company no earlier than January 4, 2002 and no later than March 20, 2002. However, in the event the date of the 2002 Annual Meeting of Stockholders is more than 30 days before or after (other than as a result of adjournment) the one year anniversary of the Annual Meeting, notice by the stockholder to be timely must be delivered in writing at the close of business on the later of (i) 60 days before the 2002 Annual Meeting of Stockholders, or
(ii) 10 days after the day on which a public announcement of the date of such meeting is first made.

        The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the Company's 2002 Annual Meeting of Stockholders which is not eligible for inclusion in the proxy statement relating to the meeting, and the stockholder fails to give the Company notice in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no later than March 20, 2002, then the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at the Company's Annual Meeting in 2002.

STOCKHOLDER INFORMATION

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 30, 2000, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, IS ENCLOSED WITH THESE PROXY SOLICITATION MATERIALS. IN COMPLIANCE WITH RULE 14A-3 PROMULGATED UNDER THE EXCHANGE ACT, THE COMPANY HEREBY UNDERTAKES TO PROVIDE WITHOUT CHARGE TO EACH PERSON UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 30, 2000, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES THERETO. REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO IRIDEX CORPORATION, 1212 TERRA BELLA AVENUE, MOUNTAIN VIEW, CALIFORNIA 94043, ATTENTION: INVESTOR RELATIONS.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

NOMINEES

        A board of seven directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the seven nominees named below, all of whom are presently directors of the Company. Each nominee has consented to be named a nominee in this Proxy Statement and to continue to serve as a director if elected. Should any nominee become unable or decline to serve as a director or should additional persons be nominated at the Annual Meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees listed below as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees) and the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. Each director elected at the Annual Meeting will serve until the next Annual Meeting of Stockholders or until such director's successor has been elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company. There is no family relationship between any director or executive officer of the Company.

         The names of the nominees and certain information about them, are set forth below:

                                                                                                             DIRECTOR
                 NAME OF NOMINEE                     AGE                PRINCIPAL OCCUPATION                  SINCE
                 ---------------                     ---                --------------------                 --------
Theodore A. Boutacoff.........................        54    President, Chief Executive Officer and             1989
                                                            Director of the Company

James L. Donovan..............................        63    Vice President, Corporate Business                 1989
                                                            Development and Director of the Company

John M. Nehra (1).............................        52    Chairman of the Board of the Company and           1989
                                                            Special Partner, New Enterprise Associates

William Boeger, III (1)(2)....................        51    Director of the Company and President of           1989
                                                            Chronix Biomedical Corporation

Donald L. Hammond, D.Sc. (2)..................        74    Director of the Company                            1990

Joshua Makower, M.D. (3)......................        37    Director of the Company and Chairman of the        1997
                                                            Board and Chief Technical Officer of
                                                            TransVascular, Inc.

Robert K. Anderson (1).........................       65    Director of the Company                            1999

(1)  Member of the Audit Committee.

(2)  Member of the Compensation Committee.

(3)  Member of the Compensation Committee since February 2001.


        Theodore A. Boutacoff has served as President, Chief Executive Officer and a director of the Company since February 1989. He received a B.S. in Civil Engineering from Stanford University.

        James L. Donovan has been a director of the Company since 1989 and has served as the Company's Vice President, Corporate Business Development since October 1997. Mr. Donovan also served as Chief Financial Officer of the Company from February 1989 to October 1997, except during the period from June 1996 to November 1996. Mr. Donovan received a B.S. in Business Administration from Southern Oregon University.

        John M. Nehra has served as a director of the Company since 1989 and Chairman of the Board since 1992. From January 1993 to present, Mr. Nehra has been with New Enterprise Associates, a venture capital firm, first as a General Partner and, since September 2000, as a Special Partner. Since November 1989, Mr. Nehra has also served as Managing General Partner of Catalyst Ventures, a venture capital firm. Mr. Nehra currently serves on the Board of Directors of Celeris Corporation, a clinical research services company, DaVita, Inc., a provider of dialysis services, and eBenX, Inc., a health and welfare benefits services company. He received a B.A. in Economics from University of Michigan.

        William Boeger, III, has served as a director of the Company since 1989. Mr. Boeger has also served as Managing General Partner of Quest Ventures since 1985. Since 1999, Mr. Boeger has been the President of Chronix Biomedical Corporation, a genomic research and development company. From January 1994 to June 2000, Mr. Boeger also served as Chairman of the Board of Calypte Biomedical Corporation, a health-care testing company, as well as President and Chief Executive Officer from September 1997 to October 1999. He currently serves on the Board of Directors of Calypte Biomedical Corporation and Cell Pathways, Inc., a pharmaceutical company for cancer treatment and prevention. Mr. Boeger received a B.S. from Williams College and an M.B.A. from Harvard University.

        Donald L. Hammond, D.Sc., has served as a director of the Company since 1990. Mr. Hammond has been retired since 1989. From 1959 to 1989, Mr. Hammond was the Director of Hewlett-Packard Laboratories, a computer and instrument company. Mr. Hammond received a B.S., an M.S. and a D.Sc. in Physics from Colorado State University.

        Joshua Makower, M.D., has served as a director of the Company since 1997. Since September 1995, Dr. Makower has served as Chief Executive Officer of ExploraMed, Inc., a medical device company for the treatment of incontinence and gastro-esophageal reflux. Dr. Makower also served as Chief Executive Officer of TransVascular, Inc., a medical device company for the treatment of vascular and other diseases, from March 1996 until April 2000, at which time he assumed the title of Chairman of the Board and Chief Technical Officer. He received an M.D. from New York University School of Medicine and an M.B.A. from Columbia Business School.

        Robert K. Anderson has served as a director of the Company since 1999. Mr. Anderson co-founded Valleylab, Inc., a manufacturer of surgical equipment, in 1969 and served as its Chairman and Chief Executive Officer until 1986. In 1983, Valleylab, Inc. was acquired by Pfizer, Inc. and Mr. Anderson remained as Chairman until 1996. Mr. Anderson has been retired since 1996. Mr. Anderson received a B.E.E. in Electrical Engineering from University of Minnesota.

VOTE REQUIRED

        Directors will be elected by a plurality vote of the shares of the Company's Common Stock present or represented and entitled to vote on this matter at the meeting. Accordingly, the seven candidates receiving the highest number of affirmative votes of shares represented and voting on this proposal at the meeting will be elected directors of the Company. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but because directors are elected by a plurality vote, will have no impact once a quorum is present. See "Information Concerning Solicitation and Voting -- Quorum; Abstentions; Broker Non-Votes."

               MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
                            THE NOMINEES LISTED ABOVE

BOARD MEETINGS AND COMMITTEES

        The Board of Directors of the Company held a total of six meetings during the fiscal year ended December 30, 2000. No director serving during the fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such director served. The Board of Directors has two committees, the Audit Committee and the Compensation Committee.

        The Audit Committee of the Board of Directors consisted of Messrs. Anderson, Boeger and Nehra, each of whom is independent as defined under the National Association of Securities Dealers listing standards, during the fiscal year ended December 30, 2000. The Audit Committee held two meetings during the last fiscal year. The Audit Committee reviews and advises the Board of Directors regarding the Company's accounting matters and is responsible for reviewing and recommending the annual appointment of the independent public accountants, reviewing the services to be performed by them, and reviewing and evaluating the accounting principles being applied to the Company's financial reports. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

        The Compensation Committee of the Board of Directors, which consisted of Messrs. Boeger and Hammond during the fiscal year ended December 30, 2000, held four meetings during the last fiscal year. The Compensation Committee reviews and advises the Board of Directors regarding all forms of compensation to be provided to the officers, employees, directors and consultants of the Company.

        The Board of Directors has no nominating committee or any committee performing such functions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee consisted of Messrs. Boeger and Hammond during the fiscal year ended December 30, 2000. Mr. Boutacoff also participates in discussions regarding salaries and incentive compensation for all employees (including officers) and consultants to the Company, except that Mr. Boutacoff is excluded from discussions regarding his own salary and incentive compensation. Except as set forth above, none of the members of the Compensation Committee is currently or has been, at any time since the formation of the Company, an officer or employee of the Company. No member of the Compensation Committee or executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

DIRECTOR COMPENSATION

        Directors are not paid any cash compensation from the Company for their services as members of the Board or any committee thereof, although they are reimbursed for reasonable out-of-pocket expenses incurred by them in attending such meetings.

        The Company's 1995 Director Option Plan (the "Director Plan") was adopted by the Board in October 1995 and approved by the stockholders in January 1996. A total of 180,000 shares of Common Stock are reserved for issuance thereunder. The Director Plan provides for the automatic and nondiscretionary grant of a nonstatutory stock option to purchase 11,250 shares of the Company's Common Stock to each non-employee director on the date on which such person becomes a director (the "First Option"). The First Option becomes exercisable as to one-twelfth (1/12) of the shares subject to the option each quarter and vests over a three-year period. Thereafter, each non-employee director is automatically granted an option to purchase 3,750 shares of Common Stock on July 1 of each year, if on such date he or she has served on the Board for at least six months (the "Subsequent Option"). The Subsequent Option becomes exercisable as to one-fourth (1/4) of the shares subject to the option for each quarter, commencing one quarter after the First Option and any previously granted Subsequent Option have become fully exercisable. The Director Plan provides that the exercise price shall be equal to the fair market value of the Company's Common Stock as of the date of grant.

        Messrs. Boeger, Nehra and Hammond were each granted initial options to purchase 11,250 shares of Common Stock at an exercise price of $2.00 per share on the effective date of the Director Plan. These directors were each granted subsequent options to purchase 3,750 shares of Common Stock on July 1, 1996, July 1, 1997, July 1, 1998, July 1, 1999 and July 1, 2000 with a per share exercise price of $14.875, $9.125, $8.00, $4.875 and $12.75 respectively. Dr.
Makower was granted an initial option to purchase 11,250 shares of Common Stock at an exercise price of $8.75 on August 22, 1997, the date he was elected a director by the Board. Dr. Makower was granted subsequent options to purchase 3,750 shares of Common Stock on July 1, 1998, July 1, 1999 and July 1, 2000 with a per share exercise price of $8.00, $4.875 and $12.75 respectively. Mr. Anderson was granted an initial option to purchase 11,250 shares of Common Stock at an exercise price of $4.875 on April 28, 1999, the date he was elected as director by the Board. Mr. Anderson was granted a subsequent option to purchase 3,750 shares of Common Stock on July 1, 2000 with a per share exercise price of $12.75. On July 1, 2001, Messrs. Boeger, Nehra, Hammond, Makower and Anderson will each automatically be granted options to purchase 3,750 shares of Common Stock at an exercise price equal to the fair market value on the date of grant provided that each is a director at such time.

                                  PROPOSAL TWO

                        AMENDMENT OF THE 1998 STOCK PLAN

INTRODUCTION

        The 1998 Stock Plan (the "1998 Plan") was adopted by the Board of Directors in February 1998 and was approved by the stockholders in June 1998. The 1998 Plan provides for the grant of options and stock purchase rights to purchase shares of the Company's Common Stock to employees and consultants of the Company. A total of 250,000 shares of Common Stock were initially reserved for issuance under the 1998 Plan. In April 1999 the Board of Directors amended the 1998 Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 150,000 shares, from 250,000 shares to 400,000 shares. This amendment to increase the number of shares reserved under the 1998 Plan was approved by the Company's stockholders at the 1999 Annual Meeting of Stockholders in June 1999. In February 2000, the Board of Directors authorized an amendment to the 1998 Plan, subject to stockholder approval, to increase the number of shares of Common Stock reserved for issuance thereunder by 240,000 shares, from 400,000 shares to an aggregate of 640,000 shares. This amendment to increase the number of shares reserved under the 1998 Plan was approved by the Company's stockholders at the 2000 Annual Meeting of Stockholders in June 2000. In April 2001, the Board of Directors authorized an amendment to the 1998 Plan, subject to stockholder approval, to increase the number of shares of Common Stock reserved for issuance thereunder by 290,000 shares, from 640,000 shares to an aggregate of 930,000 shares. The stockholders are being asked to approve this amendment to increase the number of shares reserved under the 1998 Plan from 640,000 shares to an aggregate of 930,000 shares at the Annual Meeting. As of the Record Date, options to purchase an aggregate of 531,232 shares of Common Stock were outstanding under the 1998 Plan with a weighted average exercise price of $7.28 per share, options to purchase an aggregate of 10,498 shares of Common Stock had been exercised and options to purchase an aggregate of 98,270 shares of Common Stock were available for grant. As of the Record Date, the market value of the Common Stock was $3.50.

        The 1998 Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. The Company believes that linking employee compensation to corporate performance motivates employees to improve stockholder value. The Company has, therefore, consistently included equity incentives as a significant component of compensation for its employees. This practice has enabled the Company to attract and retain the talent that it continues to require. In order to attract the service of valuable employees as the Company continues to grow, it will be necessary to continue to offer these equity incentives, particularly in the extremely competitive job market in Silicon Valley. In addition, in order to retain the services of the Company's current employees, it will be necessary to grant additional options to these employees as older options become fully vested.

        Management believes it is critical to the Company's success to maintain competitive employee compensation programs. The Board believes that the number of shares reserved under the 1998 Plan will be inadequate to satisfy the other equity needs of the Company and that the proposed increase in the number of shares of Common Stock reserved under the 1998 Plan would be in the best interests of the Company and its stockholders.

        The material features of the 1998 Plan are outlined below.

SUMMARY OF THE 1998 PLAN

        General. The 1998 Plan provides for the grant of options to purchase shares of the Company's Common Stock to employees (including officers and employee directors) ("Employees") and consultants. Options granted under the Plan may either be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986 (the "Code"), or nonstatutory stock options, as determined by the Administrator at the time of grant. The administrator of the 1998 Plan also has the discretion to grant stock purchase rights to Employees and consultants.

        Purpose. The purposes of the 1998 Plan are to attract and retain the best available personnel and to provide incentive to key Employees and consultants to promote the success of the Company's business.

        Administration. The 1998 Plan is administered by the Board of Directors or one or more committees designated by the Board, as may be necessary to comply with the applicable rules, including rules governing plans intended to qualify plans under Rule 16b-3 or to qualify options as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986 (the "Code) (the "Administrator"). The Administrator has complete authority to construe, interpret, and administer the provisions of the 1998 Plan and the provisions of the agreements governing awards granted thereunder. The Administrator will have the authority to prescribe, amend and rescind rules and regulations pertaining to the 1998 Plan and to make all other determinations necessary or deemed advisable in the administration of the 1998 Plan. The determinations and interpretations made by the Administrator are final and binding.

        Grant Limitation. The 1998 Plan provides that no optionee may be granted options and stock purchase rights to purchase more than 150,000 shares of Common Stock in any fiscal year, except that in connection with an optionee's initial service, an optionee may be granted options to purchase an additional 100,000 shares, a total limitation of 250,000 shares.

        Eligibility. Nonstatutory options may be granted to Employees and consultants of the Company and its subsidiaries or successor corporation. Incentive stock options may be granted only to Employees of the Company and its subsidiaries. The Administrator selects the Employees and consultants who will be granted options and determines the number of shares to be subject to each option. In making such determination, the Administrator takes into account the duties and responsibilities of the Employee or consultant, the value of the services of such Employee or consultant, his or her present and potential contributions to the success of the Company, the anticipated years of future service of an Employee and other relevant factors. As of December 30, 2000, approximately 124 Employees were eligible to receive options under the 1998 Plan. The Company does not typically grant options under the 1998 Plan to consultants, although such grants are permitted under the 1998 Plan. The Administrator shall determine which eligible persons shall be granted options and stock purchase rights.

        Exercise of Options and Stock Purchase Rights. Options and stock purchase rights become exercisable at such times as are determined by the Administrator and set forth in the individual agreements. Generally, options vest as to one forty-eighth (1/48) of the shares for each full month of service; however, typically the options will not be exercisable until at least twelve months of service has been completed. In the case of stock purchase rights, the Company has a repurchase option exercisable upon the termination of the purchaser's employment, unless the Administrator determines otherwise at the time of grant. The Company's repurchase option lapses at a rate determined by the Administrator. The purchase price for the shares so repurchased is the original price paid by the purchaser.

        An option or stock purchase right is exercised by giving written notice to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the

Company. The form of consideration for exercising an option or stock purchase right, including the method of payment, is determined by the Administrator.

        Exercise Price. The exercise price of options and stock purchase rights granted under the 1998 Plan is determined by the Administrator and must not be less than 100% of the fair market value of the Company's Common Stock at the time of grant; provided, however, that incentive stock options or stock purchase rights granted to stockholders owning more than 10% of the voting stock of the Company, if any, are subject to the additional restriction that the exercise price per share of each option must be at least 110% of the fair market value per share on the date of grant. The exercise price of nonstatutory options is determined by the Administrator and, in order to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, must not be less than 100% of the fair market value of the Common Stock on the date of grant.

        Termination. The 1998 Plan gives the Administrator authority to vary the terms of the individual option agreements. However, generally, if the optionee ceases to be an employee or consultant, the optionee shall have the right to exercise the vested portion of an unexercised option within thirty (30) days after the date of termination, unless otherwise specified in the option agreement. If such termination is due to death or disability within the meaning of Section 422(c) of the Code, the optionee (or the optionee's legal representative) shall have the right to exercise the vested portion of an unexercised option at any time within twelve (12) months of the termination date, unless otherwise specified in the option agreement. In no event shall an option be exercisable beyond its term.

        Term of Options. Options granted under the 1998 Plan expire as determined by the Administrator, but in no event later than ten (10) years after the date of grant. However, incentive stock options granted to stockholders owning more then 10% of the Company's outstanding voting stock may not have a term of more than five years. Stock purchase rights granted under the 1998 Plan also expire as determined by the Administrator, but in no event later than ninety (90) days after the date of grant. No option or stock purchase right may be exercised by any person after its expiration.

        Non-Transferability of Options. Unless determined otherwise by the Administrator, options and stock purchase rights are non-transferable by the optionee other than by will or the laws of descent and distribution, and stock purchase rights are exercisable during the lifetime of the optionee or grantee of the stock purchase right only by such optionee or grantee, or in the event of the optionee's or grantee's death, by a person who acquires the right by bequest or inheritance or by reason of the death of the optionee or grantee.

        Adjustments Upon Change in Capitalization. The number of shares covered by each outstanding option, and the exercise price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a change in the Company's capitalization, such as a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

        Transfer of Control. In the event the Company is a participant in any merger or consolidation, each outstanding, unexercised option or stock purchase right shall be assumed or substituted by the surviving corporation. If such options or stock purchase rights are not assumed, they become fully exercisable or the repurchase right applicable to them fully lapses, respectively, for a period of fifteen (15) days following the Administrator's notice that such option has become fully exercisable or that the repurchase option with respect to a stock purchase right has fully lapsed, respectively. Any options that are neither assumed nor exercised within 15 days of written notice from the Company terminate upon the expiration of such period.

        Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, any outstanding option or stock purchase right shall terminate. However, the Administrator may provide that any option be fully exercisable until ten (10) days prior to such event. In addition, the Administrator may provide that the Company's repurchase option with respect to any stock purchase right shall fully lapse prior to such event.

        Amendment or Termination of the 1998 Plan. The Administrator may at any time amend, alter, suspend or terminate the 1998 Plan; provided that no amendment, alteration, suspension or termination may impair the rights of any optionee, unless mutually agreed otherwise. Options may be granted under the 1998 Plan during the period expiring February 2008.

UNITED STATES TAX INFORMATION

        An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after the date of grant and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares on the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

        All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time a nonstatutory option is granted. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares exercised over the exercise price. A different rule may apply if the optionee is a director, officer or 10% stockholder. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

        THE FOREGOING SUMMARY OF THE EFFECT OF THE UNITED STATES FEDERAL INCOME TAXATION LAWS UPON THE OPTIONEE AND THE COMPANY IN CONNECTION WITH THE 1998 PLAN DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

AMENDED AND NEW PLAN BENEFITS

        The grant of options under the 1998 Plan to directors and executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the 1998 Plan. Accordingly, future awards are not determinable. The table of option grants under "Executive Compensation and Other Matters--Option Grants in Last Fiscal Year" provides information with respect to the grant of options to the named executive officers identified in that table during fiscal 2000. During fiscal 2000, no current executive officers were granted any options pursuant to the 1998 Plan, and all other employees as a group were granted options to purchase 365,950 shares pursuant to the 1998 Plan.

        As of the Record Date, options to purchase an aggregate of 531,232 shares of Common Stock were outstanding under the 1998 Plan with a weighted average exercise price of $7.28 per share, options to purchase an aggregate of 10,221 shares of Common Stock had been exercised and options to purchase an aggregate of 98,270 shares of Common Stock were available for grant. As of the Record Date, the market value of the Common Stock was $3.50.

REQUIRED VOTE

        If a quorum is present, the affirmative vote of a majority of the Votes Cast will be required to approve the amendment of the 1998 Plan. A broker non-vote will not be treated as entitled to vote on this subject matter at the Annual Meeting. See "Information Concerning Solicitation and Voting -- Quorum; Abstentions; Broker Non-Votes."

             MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
                      THE AMENDMENT OF THE 1998 STOCK PLAN

                                 PROPOSAL THREE

               AMENDMENT OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

        The Company's 1995 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in November 1995 and was approved by the stockholders in January 1996. The Purchase Plan provides employees of the Company the opportunity to purchase Common Stock through accumulated payroll deductions at below market prices. A total of 50,000 shares of Common Stock were initially reserved for issuance under the Purchase Plan. In January 1997, the Board of Directors amended the Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 50,000 shares to an aggregate of 100,000 shares. The amendment to increase the number of shares reserved under the Purchase Plan from 50,000 to 100,000 shares was approved by the stockholders at the 1997 Annual Meeting of Stockholders in April 1997. In February 1998, the Board of Directors amended the Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 75,000 shares, from 100,000 shares to an aggregate of 175,000 shares. The amendment to increase the number of shares reserved under the Purchase Plan from 100,000 shares to 175,000 shares was approved by the stockholders at the 1998 Annual Meeting of Stockholders in June 1998. In April 1999, the Board of Directors amended the Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 75,000 shares, from 175,000 shares to an aggregate of 250,000 shares. The amendment to increase the number of shares reserved under the Purchase Plan from 175,000 shares to an aggregate of 250,000 shares was approved by the stockholders at the 1999 Annual Meeting of Stockholders in June 1999. In February 2000, the Board of Directors authorized an amendment to the Purchase Plan, subject to stockholder approval, to increase the number of shares reserved under the Purchase Plan by 50,000 shares, from 250,000 shares to an aggregate of 300,000 shares. The amendment to increase the number of shares reserved under the Purchase Plan from 250,000 shares to 300,000 shares was approved by the stockholders at the 2000 Annual Meeting of Stockholders in June 2000. In April 2001, the Board of Directors amended the Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 40,000 shares, from 300,000 shares to an aggregate of 340,000 shares. The stockholders are being asked to approve this amendment to increase the number of shares reserved under the Purchase Plan from 300,000 shares to an aggregate of 340,000 shares at the Annual Meeting. As of the Record Date, 75,878 shares were available for purchase under the Purchase Plan. As of the Record Date, the market value of the Common Stock was $3.50.

        The Board of Directors believes that the Purchase Plan is an important factor in creating equity incentives to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. The Company believes that linking employee compensation to corporate performance motivates employees to improve stockholder value. The Company has, therefore, consistently included equity incentives as significant component of compensation for its employees. This practice has enabled the Company to attract and retain the talent that it continues to require. In order to attract and retain the service of valuable employees as the Company continues to grow, it will be necessary to continue to provide for these equity incentives, particularly in the extremely competitive job market in Silicon Valley.

        Management believes it is critical to the Company's success to maintain competitive employee compensation programs. The Board believes that the number of shares reserved under the Purchase Plan and the other plans described above will be inadequate to satisfy the other equity needs of the Company and that the proposed increase in the number of shares of Common Stock reserved under the Purchase Plan would be in the best interests of the Company and its stockholders.

        The material features of the Purchase Plan are outlined below.

SUMMARY OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN

        Purpose. The purpose of the Purchase Plan is to provide employees of the Company with an opportunity to purchase Common Stock through accumulated payroll deductions.

        Administration. The Purchase Plan, which is intended to qualify under
Section 423 of the Code, is administered by the Board of Directors or a committee designated by the Board, as may be necessary to comply with the rules governing plans intended to qualify as discretionary grant plans under Rule 16b-3 (the "Administrator"). All questions of interpretation or application of the Purchase Plan are determined by the Administrator, and its decisions are final, conclusive and binding upon all participants.

        Eligibility and Participation; Withdrawal. Employees of the Company and its designated subsidiaries who are employed on a given enrollment date are eligible to participate in the Purchase Plan if they are customarily employed for at least 20 hours per week and more than five months per year, and do not own or hold options to purchase as a result of such participation, five percent or more of the total combined voting power or value of all classes of stock of the Company. Notwithstanding the foregoing, no employee may be granted the right to purchase more than $25,000 worth or more than 1,000 shares of Common Stock annually. Eligible employees become participants in the Purchase Plan by completing a subscription agreement authorizing payroll deductions of up to 10% of the employee's compensation, and filing it with the Company's Personnel Department not later than the day before an enrollment date. An employee may withdraw from the Purchase Plan at any time by giving written notice to the Company. In such a case, all payroll deductions credited to the employee's account and not yet used to purchase stock are refunded. Approximately 70 employees are currently participating in the Purchase Plan.

        Offering Periods. The Purchase Plan is implemented by consecutive six-month offering periods. Offering periods commence on the first trading day on or after September 1 and March 1 and terminate on the last trading day of the sixth month following such commencement date. The Administrator may change the commencement date and duration of the offering periods without stockholder approval.

        Purchase Price. The purchase price per share at which shares may be sold to employees under the Purchase Plan is 85% of the lower of the fair market value of the Company's Common Stock (a) on the date of commencement of the offering period or (b) on the last trading day of the six-month offering period. The fair market value of the Company's Common Stock on a given date is the closing sale price on the Nasdaq National Market. In the event the Company's Common Stock is quoted on the Nasdaq system but not on the National Market thereof, the fair market value is the mean of the closing bid and asked prices for the Company's Common Stock on the date of determination. In the absence of an established market for the Common Stock, the fair market value is established by the Board of Directors.

        Adjustments on Changes in Capitalization. In the event any change is made in the Company's capitalization, such as a stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of the Company's Common Stock without receipt of consideration by the Company, the number of shares remaining subject to the Purchase Plan and the purchase price per share shall be appropriately adjusted. In the event of a proposed dissolution or liquidation of the Company, the offering periods will terminate immediately prior to such dissolution or liquidation, unless the Board provides otherwise. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the offering period then in progress by setting a new exercise date.

        Transferability. No rights or accumulated payroll deductions of a participant may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution).

        Amendment and Termination of the Purchase Plan. The Board of Directors may at any time and for any reason amend or terminate the Purchase Plan, except that (i) such termination shall not affect any purchase rights previously granted (except as permitted under the terms of the Purchase Plan), and (ii) no amendment may adversely affect a purchase right previously granted under the Purchase Plan (except to the extent permitted by the terms of the Purchase Plan or as may be necessary to qualify the Purchase Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the shares under applicable foreign, federal or state securities laws). The Purchase Plan shall continue in effect for a term of ten years unless terminated earlier by the Board or until all of the shares reserved for issuance thereunder have been issued.

UNITED STATES TAX INFORMATION

        The Purchase Plan and the rights of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon the sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares on the date of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

        THE FOREGOING SUMMARY OF THE EFFECT OF THE UNITED STATES FEDERAL INCOME TAXATION LAWS UPON THE PARTICIPANT AND THE COMPANY IN CONNECTION WITH THE PURCHASE PLAN DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

AMENDED AND NEW PLAN BENEFITS

        The Company cannot now determine the number of shares to be issued in the future pursuant to the Purchase Plan to the Company's executive officers and employees. In 2000, 37,428 shares of the Company's Common Stock were issued to all employees (excluding executive officers) and 2,903 shares of the Company's Common Stock were issued to the executive officers as a group.

REQUIRED VOTE

        If a quorum is present, the affirmative vote of a majority of the Votes Cast will be required to approve the amendment of the Purchase Plan. A broker non-vote will not be treated as entitled to vote on this subject matter at the Annual Meeting. See "Information Concerning Solicitation and Voting -- Quorum; Abstentions; Broker Non-Votes."

             MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN

                                  PROPOSAL FOUR

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

INTRODUCTION

        The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending December 29, 2001, and recommends that stockholders vote for ratification of such appointment. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        Although action by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board of Directors feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

FEES BILLED TO COMPANY BY PRICEWATERHOUSECOOPERS, LLP DURING FISCAL 2000

Audit Fees

        Audit fees billed to the Company by PricewaterhouseCoopers, LLP during the Company's 2000 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $74,750.

Financial Information Systems Design and Implementation Fees

        The Company did not engage PricewaterhouseCoopers, LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 30, 2000.

All Other Fees

        Fees billed to the Company by PricewaterhouseCoopers, LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including accounting advice services, totaled $33,960.

               MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
          RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person (or group of affiliated persons) known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director and nominee for director, (iii) each of the Company's executive officers named in the Summary Compensation Table appearing herein, and (iv) all of the Company's directors and executive officers as a group.

                                                                                       BENEFICIAL OWNERSHIP(1)
                                                                                --------------------------------------
                              NAME AND ADDRESS                                  NUMBER OF SHARES      PERCENT OF TOTAL
                              ----------------                                  ----------------      ----------------
Wellington Management Company LLP........................................            628,000                9.33%
   75 State Street
   Boston, MA  02109 (2)
Special Situations Fund III, L.P.........................................            462,570                6.87%
MGP Advisors Limited Partnership
   153 E 53rd Street, 51st Floor
   New York, NY  10022 (3)
Special Situations Cayman Fund, L.P......................................            116,900                1.74%
AWM Investment Company, Inc.
   153 E 53rd Street, 51st Floor
   New York, NY  10022 (3)
Dimensional Fund Advisors Inc............................................            370,600                5.51%
   1299 Ocean Ave.
   11th Floor
   Santa Monica, CA  90401(4)
Milton Chang.............................................................            367,020                5.45%
   26228 Scarff Way
   Los Altos Hills, CA 94022 (5)
William Boeger, III (6)..................................................            307,685                4.55%
Theodore A. Boutacoff (7)................................................            299,958                4.40%
Eduardo Arias (8)........................................................            275,408                4.06%
Robert K. Anderson (9)...................................................            159,216                2.36%
John M. Nehra (10).......................................................            158,858                2.35%
James Donovan (11).......................................................             93,664                1.38%
Donald L. Hammond (12)...................................................             69,485                1.03%
Robert Kamenski (13).....................................................             61,543                 *
Timothy S. Powers (14)...................................................             59,388                 *
Joshua Makower (15)......................................................             12,765                 *
All directors and executive officers as a group (10 persons) (16)........          1,497,970               20.95%


*    Represents beneficial ownership of less than 1%.

(1) Applicable percentage ownership is based on 6,730,626 shares of Common Stock outstanding as of the Record Date together with applicable options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after the Record Date are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Except as noted in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Company's Common Stock shown as beneficially owned by them.

(2) Based solely on information provided pursuant to Schedules 13G and 13G/A filed with the Securities and Exchange Commission for calendar year 200. In its role as investment advisor, Wellington Management Company LLP may be deemed to beneficially own 628,000 shares by reason of its shared voting power with respect to 518,000 shares and shared dispositive power with respect to 628,000 shares.

(3) Based solely on information provided pursuant to Schedules 13G and 13G/A filed with the Securities and Exchange Commission for calendar year 2000. Austin Marxe and David Greenhouse exercise shared voting and dispositive power with respect to these shares and are deemed to beneficially own these shares by virtue of being executive officers of MGP Advisors Limited Partnership and AWM Investment Company, Inc., the general partners of Special Situations Fund III, L.P., and Special Situations Cayman Fund, L.P., respectively.

(4) Based solely on information provided pursuant to Schedules 13G and 13G/A filed with the Securities and Exchange Commission for calendar year 2000. In its role as investment advisor or manager, Dimensional Fund Advisors, Inc. exercises sole voting and dispositive power with respect to 370,600 shares, but disclaims beneficial ownership of all 370,600 shares.

(5) Based solely on information provided pursuant to Schedule 13G and 13G/A filed with the Securities and Exchange Commission for calendar year 2000.

(6) Includes 157,640 shares held by Quest Ventures II and 107,748 shares held by Quest Ventures International, as to which shares Mr. Boeger disclaims beneficial ownership. Mr. Boeger is general partner of Quest Ventures II and Quest Ventures International. Includes 38,078 shares subject to stock options held by Mr. Boeger that are exercisable within 60 days of the Record Date.

(7) Includes 20,000 shares held by Mr. Boutacoff as custodian for his daughter under the Uniform Transfers to Minors Act and 83,958 shares subject to stock options held by Mr. Boutacoff that are exercisable within 60 days of the Record Date.

(8) Includes 163,742 shares held by the Arias Trust, dated October 19, 1994, over which Mr. Arias exercises voting and dispositive power and 59,166 shares subject to stock options held by Mr. Arias that are exercisable within 60 days of the Record Date.

(9) Includes 7,716 shares subject to stock options held by Mr. Anderson that are exercisable within 60 days of the Record Date.

(10) Includes 27,348 shares held by Mr. Nehra's spouse as separate property, as to which shares Mr. Nehra disclaims beneficial ownership. Also includes 28,078 shares subject to stock options held by Mr. Nehra that are exercisable within 60 days of the Record Date.


(11) Includes 59,913 shares held by the Donovan Trust dated March 14, 1978, over which Mr. Donovan exercises investment and voting control, and 33,751 shares subject to stock options that are exercisable within 60 days of the Record Date.

(12) Includes 12,500 shares held by the Hammond Marital Trust UA 8/30/95 and 12,500 shares held by the Hammond Survivors Trust UA 8/30/95, over which Mr. Hammond exercises voting and dispositive power. Also includes 43,078 shares subject to stock options held by Mr. Hammond that are exercisable within 60 days of the Record Date.

(13) Includes 61,543 shares subject to stock options held by Mr. Kamenski that are exercisable within 60 days of the Record Date.

(14) Includes 56,458 shares subject to stock options held by Mr. Powers that are exercisable within 60 days of the Record Date.

(15) Includes 12,765 shares subject to stock options held by Dr. Makower that are exercisable within 60 days of the Record Date.

(16) Includes 419,591 shares subject to stock options that are exercisable within 60 days of the Record Date. See footnotes (6) through (15) above.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

        The following table shows, as to the Company's Chief Executive Officer and each of its other three most highly compensated executive officers earning more than $100,000 in salary and bonus (the "Named Officers"), information concerning compensation awarded to, earned by or paid for their services to the Company in all capacities during 2000, 1999 and 1998. The entries under the column heading "Other Compensation" in the table represent the cost of term life insurance for each Named Officer, except as otherwise noted.

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG-TERM
                                                                                              COMPENSATION
                                                          ANNUAL COMPENSATION                    AWARDS
                                              ---------------------------------------------   ------------
                                                                                               SECURITIES       ALL OTHER
              NAME AND                                                       OTHER ANNUAL      UNDERLYING      COMPENSATION
         PRINCIPAL POSITION           YEAR   SALARY($)(3)     BONUS($)     COMPENSATION ($)    OPTIONS (#)         ($)
         ------------------           ----   ------------     --------     ----------------   ------------     ------------
Theodore A. Boutacoff                 2000     $216,654             --            --                 --           $1,275
   President and Chief                1999      187,442         50,000(1)         --                 --              403
   Executive Officer                  1998      182,692             --            --             40,000              395

Eduardo Arias                         2000      153,933             --            --                 --              668
   Senior Vice President              1999      147,871         42,356(2)         --                 --              318
   Worldwide Sales                    1998      155,642             --            --             25,000              336

Robert Kamenski                       2000      150,300             --            --                 --            1,039
   Vice President,                    1999      141,423          5,401(1)         --                 --              305
   Administration and                 1998      141,615             --            --             20,000              306
   Chief Financial Officer

Timothy S. Powers                     2000      153,093             --            --                 --            1,136
   Vice President, Operations         1999      142,814          5,489(1)         --                 --              307
                                      1998      139,039             --            --             28,000              300

------------------

(1)  Represents bonuses earned in fiscal year 1999 and paid out in February
     2000.

(2) Represents sales incentives earned in fiscal year 1999 and paid out in March 2000.

(3) There were 26 pay periods during fiscal year 1999 and fiscal year 2000, compared to 27 pay periods during fiscal year 1998.

STOCK OPTION GRANTS AND EXERCISES DURING LAST FISCAL YEAR

        No stock options were granted to the Named Officers named in the Summary Compensation Table above during the fiscal year ended December 30, 2000.

                                               OPTION GRANTS IN FISCAL 2000
                                                      INDIVIDUAL GRANTS
                                   --------------------------------------------------------
                                                                                               POTENTIAL REALIZABLE VALUE
                                    NUMBER OF          % OF TOTAL                              OF ASSUMED ANNUAL RATES OF
                                   SECURITIES           OPTIONS                                  STOCK PRICE APPRECIATION
                                   UNDERLYING          GRANTED TO      EXERCISE                       FOR OPTION TERM
          NAME AND                  OPTIONS          EMPLOYEES IN       PRICE     EXPIRATION   --------------------------
     PRINCIPAL POSITION            GRANTED(#)         FISCAL YEAR       ($/SH)       DATE          5%($)         10%($)
     ------------------            ----------        ------------      --------   ----------   -----------    -----------
Theodore A. Boutacoff                  --                  --              --          --             --          --
   President and Chief
   Executive Officer
Eduardo Arias                          --                  --              --          --             --          --
   Senior Vice President
   Worldwide Sales
Robert Kamenski                        --                  --              --          --             --          --
   Vice President,
   Administration and
   Chief Financial Officer
Timothy S. Powers                      --                  --              --          --             --          --
   Vice President, Operations

------------------------------

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

        The following table shows, as to the individuals named in the Summary Compensation Table above, the number of options exercisable and unexercisable at December 30, 2000, information concerning stock options exercised during the fiscal year ended December 30, 2000 and the value of unexercised options at such date.

                 AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND
                       FISCAL 2000 YEAR-END OPTION VALUES

                                                                 NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS AT
                                SHARES                          AT DECEMBER 30, 2000 (#)        DECEMBER 30, 2000 ($)(2)
          NAME AND           ACQUIRED ON   VALUE REALIZED   ------------------------------   -----------------------------
    PRINCIPAL POSITION        EXERCISE(#)       ($)(1)        EXERCISABLE     UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
    ------------------       ------------  --------------   --------------    -------------  -------------   -------------
Theodore A. Boutacoff            --              --             77,709          17,291         $  86,250     $   8,750
   President and Chief
   Executive Officer

Eduardo Arias                    --              --             54,792          11,666            70,337         6,563
   Senior Vice President
   Worldwide Sales

Robert Kamenski                 2,000          $9,625           56,021          11,979             4,813         6,563
   Vice President,
   Administration and
   Chief Financial Officer

Timothy S. Powers                --              --             48,855          29,145            10,938        10,938
   Vice President,
   Operations


(1) Market value of the Company's Common Stock at the exercise date minus the exercise price.

(2) Calculated by determining the difference between the fair market value of the securities underlying the options at year-end ($4.875 per share) and the exercise price of the options.

EMPLOYMENT AGREEMENTS

        The Company has no employment contracts with any of its officers and has no compensatory plans or arrangements that are activated upon resignation, termination or retirement of any such officer upon a change in control of the Company. The 1998 Plan and the Director Plan provide for the accelerated vesting of all outstanding options upon a change in control, but, in the case of the 1998 Plan, only if the option is not assumed or substituted. In addition, because competition for talented employees is intense, the Company may in the future consider entering into severance agreements with certain of its key employees.

OTHER EMPLOYEE BENEFIT PLANS

        401(k) Plan

        The Company sponsors a 401(k) Plan under which eligible employees may contribute, on a pre-tax basis, up to 15% of the employee's total annual income from the Company, excluding bonuses, subject to certain IRS limitations. The Company matches 50% of the employee's contribution up to a maximum amount. The maximum Company match in fiscal year 2000 was $750 per employee and in fiscal year 2001 is $1,000 per employee. All full-time employees who have attained age 18 are eligible to participate in the plan.

All contributions are allocated to the employee's individual account and, at the employee's election, are invested in one or more investment funds available under the plan. Contributions are fully vested and nonforfeitable.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

GENERAL

        The Compensation Committee (the "Committee") of the Board of Directors establishes the overall executive compensation strategies of the Company and approves compensation elements for the Company's Chief Executive Officer and other executive officers. The Committee is comprised of two independent, nonemployee members of the Board of Directors, neither of who has interlocking relationships as defined by the Securities and Exchange Commission. The Committee has available to it such external compensation advice and data as the Committee deems appropriate to obtain.

        The compensation philosophy of the Committee is to provide a comprehensive compensation package for each executive officer that is competitive with those offered by companies of similar type and size, in the same geographical area and whose executives perform similar skills to those performed by the executives of the Company. Accordingly, the Committee follows a compensation strategy that has used vesting terms to incentivize and reward executives as the Company addresses the challenges associated with growth. As the Committee applies this compensation philosophy in determining appropriate executive compensation levels and other compensation factors, the Committee reaches its decisions with a view towards the Company's overall financial performance. The Committee strives to structure each officer's overall compensation package to enable the Company to attract, retain and reward personnel who contribute to the success of the Company.

EXECUTIVE OFFICER COMPENSATION

        The objectives of the executive officer compensation program are to attract, retain, motivate and reward key personnel who possess necessary leadership and management skills through competitive base salary, annual cash bonus incentives, long-term incentive compensation in the form of stock options, and various benefits generally available to employees of the Company.

        Base Salary. Base salary levels for the Company's executive officers are generally targeted to be competitive with companies in the same stage of development and in the same industry and geographic area. In determining salaries, the Committee also takes into account the Chief Executive Officer's recommendations, individual experience, contributions to corporate goals and the Company's performance.

        Incentive Bonuses. The Committee believes that a cash incentive bonus plan can serve to motivate the Company's executive officers and management to address annual performance goals, using more immediate measures for performance than those reflected in the appreciation in value of stock options. In 2000, the Company's goals were targeted toward longer-term objectives for corporate development. As a consequence, the Company did not have an incentive bonus plan for executive officers in fiscal 2000.

        Stock Option Grants. Stock options are granted to executive officers and other employees under the Company's Option Plans. Stock option grants are intended to focus the recipient on the Company's long-term performance to improve stockholder value and to retain the services of executive officers in a competitive job market by providing significant long-term earning potential. To this end, stock options generally vest over a four-year period, based on continued employment. Factors considered in granting stock options to executive officers of the Company are the duties and responsibilities of each individual, such individual's contributions to the success of the Company and other relevant factors. The Company views stock options as an important component of long-term compensation for executive officers since options motive executive officers to manage the Company in a manner that is consistent with the interests of stockholders.

CEO COMPENSATION

        Compensation for the Chief Executive Officer is consistent with the philosophies and practices described above for executive officers in general. Mr. Boutacoff's salary was increased in 2000 commensurate with market conditions. Mr. Boutacoff was not granted any options in fiscal year 2000.

                                                     COMPENSATION COMMITTEE

                                                     William Boeger, III
                                                     Donald L. Hammond

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

        The following is the report of the audit committee of the Board of Directors. The audit committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 30, 2000 with management. In addition, the audit committee has discussed with PricewaterhouseCoopers, LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee). The audit committee also has received the written disclosures and the letter from PricewaterhouseCoopers, LLP as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the audit committee has discussed the independence of PricewaterhouseCoopers, LLP with that firm.

        Based on the audit committee's review of the matters noted above and its discussions with the Company's independent auditors and the Company's management, the audit committee recommended to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-K. This report has been provided by Robert K. Anderson, William Boeger, III and John M. Nehra, the members of the Audit Committee.

                                                Respectfully Submitted by:

                                                Robert K. Anderson
                                                William Boeger, III
                                                John M. Nehra

                         COMPANY STOCK PRICE PERFORMANCE

        The following graph demonstrates a comparison of cumulative total stockholder returns, calculated on a dividend reinvestment basis and based upon an initial investment of $100 in the Company's Common Stock as compared with the Russell 2000 Index and the Standard and Poors 500 Index. No dividends have been declared or paid on the Company's Common Stock during such period. The stock price performance shown on the graph below is not necessarily indicative of future price performance. The Company's Common Stock began trading on the Nasdaq National Market on February 15, 1996. The graph reflects the Company's stock price performance from the initial public offering through the end of fiscal year 2000.

                               IRIDEX CORPORATION
                         COMPANY STOCK PRICE PERFORMANCE



                               2/16/96    3/29/96    6/28/96    9/30/96     12/31/96    3/31/97    6/30/97    9/30/97    12/31/97
                               -------    -------    -------    -------     --------    -------    -------    -------    --------
IRIDEX Corporation             100.000    113.889    166.667     91.667       83.333     75.000    101.389    131.944      84.722
Standard & Poors 500           100.000     99.617    103.495    106.073      114.315    116.843    136.600    146.190     149.762
Russell 2000                   100.000    102.855    107.780    107.712      112.755    106.521    123.256    141.118     135.897


                               3/31/98     7/2/98    10/2/98    12/31/98     4/1/99      7/2/99    10/1/99    12/31/99
                               -------     ------    -------    --------    -------      ------    -------    --------
IRIDEX Corporation              92.367     87.500     41.667      47.222     47.222      50.000     47.222      95.833
Standard & Poors 500           170.028    176.922    154.727     189.702    199.654     214.701    197.971     226.743
Russell 2000                   149.470    142.514    108.744     131.211    123.990     141.954    131.699     156.955


                               3/31/00     7/1/00    9/30/00    12/30/00
                               -------     ------    -------    --------
IRIDEX Corporation             130.556    141.667    121.533      54.167
Standard & Poors 500           231.269    224.482    221.690     203.753
Russell 2000                   167.633    160.835    162.123     150.356


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Since the beginning of the Company's last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than indemnification agreements between the Company and each of its directors and officers.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such executive officers, directors and greater than 10% stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no filings were required for such persons, the Company believes that during fiscal 2000 all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with.

                                  OTHER MATTERS

        The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                             THE BOARD OF DIRECTORS

Dated:  May 4, 2001

                                   APPENDIX A

                              AMENDED AND RESTATED

                         CHARTER FOR THE AUDIT COMMITTEE

                            OF THE BOARD OF DIRECTORS

                                       OF

                               IRIDEX CORPORATION


         PURPOSE:

        The purpose of the Audit Committee of the Board of Directors of IRIDEX Corporation (the "Company") shall be:

        - to provide oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

        - to provide the Company's Board of Directors with the results of its monitoring and recommendations derived therefrom;

        - to nominate to the Board of Directors independent auditors to audit the Company's financial statements and oversee the activities and independence of the auditors; and

        - to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

        The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.


        MEMBERSHIP:

        The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. On or before June 14, 2001, the members will meet the following criteria:

        1. Each member will be an independent director, in accordance with the Nasdaq National Market Audit Committee requirements;

        2. Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

        3. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.


        RESPONSIBILITIES:

        The responsibilities of the Audit Committee shall include:

        - Providing oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

        - Recommending the selection and, where appropriate, replacement of the independent auditors to the Board of Directors;

        -   Reviewing fee arrangements with the independent auditors;

        - Reviewing the independent auditors' proposed audit scope, approach and independence;

        - Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

        - Requesting from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

        - Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

        - Discussing with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

        - Reviewing with management, before release, the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K;

        - Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e)
            (3) of Schedule 14A;

        - Reviewing the Audit Committee's own structure, processes and membership requirements; and

        - Performing such other duties as may be requested by the Board of Directors.


        MEETINGS:

        The Audit Committee will meet at least quarterly. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

        The Audit Committee will meet separately with the independent auditors as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.


        MINUTES:

        The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.


        REPORTS:

        Apart from the report prepared pursuant to Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Committee's charter.

                                   APPENDIX B

                               IRIDEX CORPORATION
                                1998 STOCK PLAN
                          (As amended April 24, 2001)

     1. Purposes of the Plan. The purposes of this Stock Plan are:

     - to attract and retain the best available personnel for positions of substantial responsibility,

     - to provide additional incentive to Employees, Directors and Consultants, and

     - to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (f) "Common Stock" means the common stock of the Company.

          (g) "Company" means IRIDEX Corporation, a Delaware corporation.

          (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity and any person designated as a key medical advisor by the Company.

          (i) "Director" means a member of the Board.

          (j) "Disability" means total and permanent disability as defined in
     Section 22(e)(3) of the Code.

          (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r) "Option" means a stock option granted pursuant to the Plan.

          (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (t) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

          (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

          (v) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (x) "Plan" means this 1998 Stock Plan.

          (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

          (z) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (bb) "Section 16(b)" means Section 16(b) of the Exchange Act.

          (cc) "Service Provider" means an Employee, Director or Consultant.

          (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 930,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4. Administration of the Plan.

     (a) Procedure.

          (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

          (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

          (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

          (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

     (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value;

          (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

          (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

          (iv) to approve forms of agreement for use under the Plan;

          (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

          (vii) to institute an Option Exchange Program;

          (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

          (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

          (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

          (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

          (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator; and

          (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

     (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6. Limitations.

     (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

     (c) The following limitations shall apply to grants of Options:

          (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 150,000 Shares.

          (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 100,000 Shares which shall not count against the limit set forth in subsection (i) above.

          (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
     Section 13.

          (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that (i) in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement and (ii) in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9. Option Exercise Price and Consideration.

     (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

          (i) In the case of an Incentive Stock Option

             (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

             (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

     (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

     (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

          (i) cash;

          (ii) check;

          (iii) promissory note;

          (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

          (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

          (vii) any combination of the foregoing methods of payment; or

          (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10. Exercise of Option.

     (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for thirty (30) days following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11. Stock Purchase Rights.

     (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

     (b) Issuance of Shares. After payment, the Shares purchased shall be duly issued; provided, however, that the Administrator may require that the purchaser make adequate provision for any federal and state withholding obligations of the Company as a condition to the purchaser purchasing such Shares.

     (c) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

     (d) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

     (e) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation or a Parent or Subsidiary of the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

     (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

     (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     16. Conditions Upon Issuance of Shares.

     (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                               IRIDEX CORPORATION

                                1998 STOCK PLAN

                             STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I. NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number
                                                  ------------------------------------------
Date of Grant
                                                  ------------------------------------------
Vesting Commencement Date
                                                  ------------------------------------------
Exercise Price per Share                          $ ---------------------------------------
Total Number of Shares Granted
                                                  ------------------------------------------
Total Exercise Price                              $ ---------------------------------------
Type of Option:
                                                  --------- Incentive Stock Option
                                                  --------- Nonstatutory Stock Option
Term/Expiration Date:
                                                  ------------------------------------------

  Vesting Schedule:

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

1/8 the Shares subject to the Option shall vest six months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates.

  Termination Period:

     This Option may be exercised for thirty (30) days after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II. AGREEMENT

     1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     2. Exercise of Option

          (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

     No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (a) cash; or

          (b) check; or

          (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

          (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

          (e) with the Administrator's consent, delivery of Optionee's promissory note (the "Note") in the form attached hereto as Exhibit C, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall bear interest at the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

     4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     6. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

     (a) Exercising the Option

          (i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

     (b) Disposition of Shares

          (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

          (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

     (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE

AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                              IRIDEX CORPORATION

-----------------------------------------------------  -----------------------------------------------------
Signature                                              By

-----------------------------------------------------  -----------------------------------------------------
Print Name                                             Title

-----------------------------------------------------
Residence Address
-----------------------------------------------------

                               CONSENT OF SPOUSE

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                                          --------------------------------------
                                          Spouse of Optionee

                                   EXHIBIT A

                       IRIDEX CORPORATION 1998 STOCK PLAN

                                EXERCISE NOTICE

IRIDEX Corporation
1212 Terra Bella
Mountain View, CA 94043

Attention: Chief Financial Officer

     1. Exercise of Option. Effective as of today,                , 199  , the
undersigned ("Purchaser") hereby elects to purchase                shares (the
"Shares") of the Common Stock of IRIDEX Corporation (the "Company") under and pursuant to the 1998 Stock Plan (the "Plan") and the Stock Option Agreement
dated                     , 19  (the "Option Agreement"). The purchase price for
the Shares shall be $     , as required by the Option Agreement.

     2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

     3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

     5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.


Submitted by:                                          Accepted by:
                                                       IRIDEX CORPORATION
PURCHASER:                                             -----------------------------------------------------
-----------------------------------------------------  By
Signature                                              -----------------------------------------------------
-----------------------------------------------------  Its
Print Name                                             -----------------------------------------------------
-----------------------------------------------------  Address:
Address:
                                                       IRIDEX Corporation
                                                       1212 Terra Bella
                                                       Mountain View, CA 94043
                                                       -----------------------------------------------------
                                                       Date Received

                                   EXHIBIT B

                               SECURITY AGREEMENT

     This Security Agreement is made as of           , 19  between IRIDEX
Corporation, a Delaware corporation ("Pledgee"), and                ("Pledgor").

                                    RECITALS

     Pursuant to Pledgor's election to purchase Shares under the Option
Agreement dated                (the "Option"), between Pledgor and Pledgee under
Pledgee's 1998 Stock Plan, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has
purchased        shares of Pledgee's Common Stock (the "Shares") at a price of
$     per share, for a total purchase price of $          . The Note and the
obligations thereunder are as set forth in Exhibit C to the Option.

     NOW, THEREFORE, it is agreed as follows:

     1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number
               , duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          a. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          b. Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          c. Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

          a. Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

          b. Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

     In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

     7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

     8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

     11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

     12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14. Governing Law. This Security Agreement shall be interpreted and governed under the internal substantive laws, but not the choice of law rules, of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


     "PLEDGOR"                                           --------------------------------------------------------
                                                         Signature
                                                         --------------------------------------------------------
                                                         Print Name
                                                         --------------------------------------------------------
                                                         Address
                                                         --------------------------------------------------------

                                                         IRIDEX Corporation,
     "PLEDGEE"                                           a Delaware corporation
                                                         --------------------------------------------------------
                                                         Signature
                                                         --------------------------------------------------------
                                                         Print Name
                                                         --------------------------------------------------------
                                                         --------------------------------------------------------
                                                         Title
                                                         --------------------------------------------------------
     "PLEDGEHOLDER"                                      Secretary of
                                                         IRIDEX Corporation

                                   EXHIBIT C

                                      NOTE

$                                                      Mountain View, California

                                                                            , 19

     FOR VALUE RECEIVED,                promises to pay to IRIDEX Corporation, a
Delaware corporation (the "Company"), or order, the principal sum of
               ($          ), together with interest on the unpaid principal
hereof from the date hereof at the rate of                percent (     %) per
annum, compounded semiannually.

     Principal and interest shall be due and payable on                , 19  .
Payment of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is subject to the terms of the Option, dated as of
               . This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                                          --------------------------------------

                                          --------------------------------------

                                1998 STOCK PLAN

                    NOTICE OF GRANT OF STOCK PURCHASE RIGHT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

[Grantee's Name and Address]

     You have been granted the right to purchase Common Stock of the Company, subject to the Company's Repurchase Option and your ongoing status as a Service Provider (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

Grant Number                                        ---------------------------------------------------
Date of Grant                                       ---------------------------------------------------
                                                    $ ------------------------------------------------
Price Per Share
Total Number of Shares Subject
to This Stock Purchase Right                        ---------------------------------------------------
Expiration Date:                                    ---------------------------------------------------

     YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 1998 Stock Plan and the Restricted Stock Purchase Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:                                                    IRIDEX CORPORATION

-----------------------------------------------------       -----------------------------------------------------
Signature                                                   By

-----------------------------------------------------       -----------------------------------------------------
Print Name                                                  Title

                                  EXHIBIT A-1

                                1998 STOCK PLAN

                      RESTRICTED STOCK PURCHASE AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

     WHEREAS the Purchaser named in the Notice of Grant, (the "Purchaser") is an Service Provider, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

     WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the "Agreement").

     NOW THEREFORE, the parties agree as follows:

     1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares"), at the per Share purchase price and as otherwise described in the Notice of Grant.

     2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.

     3. Repurchase Option.

     (a) In the event the Purchaser ceases to be a Service Provider for any or no reason (including death or disability) before all of the Shares are released from the Company's Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the "Repurchase Option") for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the "Repurchase Price"). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by cancelling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

     (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

     4. Release of Shares From Repurchase Option.

     (a)                percent (     %) of the Shares shall be released from
the Company's Repurchase Option [one year] after the Date of Grant and
               percent (     %) of the Shares [at the end of
each month thereafter], provided that the Purchaser does not cease to be a Service Provider prior to the date of any such release.

     (b) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

     (c) The Shares that have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser's request (see Section 6).

     5. Restriction on Transfer. Except for the escrow described in Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

     6. Escrow of Shares.

     (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit A-3, until such time as the Company's Repurchase Option expires. As a further condition to the Company's obligations under this Agreement, the Company may require the spouse of Purchaser, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-4.

     (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

     (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

     (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Purchaser, as the case may be.

     (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Repurchase Option.

     7. Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     8. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     9. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.

     THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

     10. General Provisions.

     (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

     (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

     Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party hereto.

     (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

     (d) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

     (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

     (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT

CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

Dated:
----------------------------------------------

PURCHASER:                                             IRIDEX CORPORATION

-----------------------------------------------------  -----------------------------------------------------
Signature                                              By

-----------------------------------------------------  -----------------------------------------------------
Print Name                                             Title

                                  EXHIBIT A-2

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED I,                     , hereby sell, assign and
transfer unto                     (          ) shares of the Common Stock of
IRIDEX Corporation standing in my name of the books of said corporation
represented by Certificate No.      herewith and do hereby irrevocably
constitute and appoint                     to transfer the said stock on the
books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted
Stock Purchase Agreement (the "Agreement") between                     and the
undersigned dated                , 19  .

Dated:                , 19

                                          Signature:
                                          --------------------------------------

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                  EXHIBIT A-3

                           JOINT ESCROW INSTRUCTIONS

                                                                       , 19

Corporate Secretary
IRIDEX Corporation
1212 Terra Bella
Mountain View, CA 94043

Dear                :

     As Escrow Agent for both IRIDEX Corporation, a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively as the "Company") exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

     4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within 90 days after Purchaser ceases to be a Service Provider, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for

Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

        COMPANY:           IRIDEX Corporation
                           1212 Terra Bella
                           Mountain View, CA 94043

        PURCHASER:
                           ---------------------------------------------

                           ---------------------------------------------
                           ---------------------------------------------
        ESCROW AGENT:      Corporate Secretary
                           IRIDEX Corporation
                           1212 Terra Bella
                           Mountain View, CA 94043

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of California.

                                          Very truly yours,

                                          IRIDEX CORPORATION

                                          --------------------------------------
                                          By

                                          --------------------------------------
                                          Title

                                          PURCHASER:

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Print Name

                                          ESCROW AGENT:

                                          --------------------------------------
                                          Corporate Secretary

                                  EXHIBIT A-4

                               CONSENT OF SPOUSE

     I,                , spouse of                , have read and approve the
foregoing Restricted Stock Purchase Agreement (the "Agreement"). In consideration of the Company's grant to my spouse of the right to purchase shares of IRIDEX Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:                , 19

                                          --------------------------------------
                                          Signature of Spouse

                                  EXHIBIT A-5

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

     1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

       NAME:                          TAXPAYER:                    SPOUSE:

       ADDRESS:

       IDENTIFICATION NO.:            TAXPAYER:                    SPOUSE:

        TAXABLE YEAR:

     2. The property with respect to which the election is made is described as
        follows:           shares (the "Shares") of the Common Stock of IRIDEX
        Corporation (the "Company").

     3. The date on which the property was transferred is:           ,
        19               .

     4. The property is subject to the following restrictions:

        The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

     5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:
        $          .

     6. The amount (if any) paid for such property is:
        $          .

     The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:                     , 19
------------------------------------------------------
                                      Taxpayer

     The undersigned spouse of taxpayer joins in this election.

Dated:                     , 19
------------------------------------------------------
                                      Spouse of Taxpayer

                                   APPENDIX C

                               IRIDEX CORPORATION

                       1995 EMPLOYEE STOCK PURCHASE PLAN
                          (AS AMENDED APRIL 24, 2001)

     The following constitute the provisions of the 1995 Employee Stock Purchase Plan of Iridex Corporation (the "Company")

     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. Definitions.

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" shall mean the common stock of the Company.

     (d) "Company" shall mean Iridex Corporation, a Delaware corporation, and any Designated Subsidiary of the Company.

     (e) "Compensation" shall mean all base straight time gross earnings and sales commissions, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, but exclusive of other compensation.

     (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty
(20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

     (h) "Enrollment Date" shall mean the first day of each Offering Period.

     (i) "Exercise Date" shall mean the last day of each Offering Period.

     (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

          (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") Stock Market, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

          (2) If the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

          (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (4) For purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final Prospectus included within the Registration Statement filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock.

     (k) "Offering Period" shall mean a period of approximately six (6) months, commencing on an Enrollment Date and terminating on an Exercise Date. The first Offering Period shall commence on the effective date of the Company's initial public offering of its Common Stock that is registered with the Securities and Exchange Commission (the "Effective Date") and shall terminate on the last Trading Day of the month which is six months from the Effective Date. Thereafter, Offering Periods shall commence on the first Trading Day following termination of the prior Offering Period and shall terminate on the last Trading Day of the sixth month following commencement of such Offering Period.

     (l) "Plan" shall mean this 1995 Employee Stock Purchase Plan.

     (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

     (n) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

     (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     (p) "Trading Day" shall mean a day on which national stock exchanges and the NASDAQ System are open for trading.

     3. Eligibility.

     (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods. The first Offering Period shall commence on the Effective Date and shall terminate on the last Trading Day of the month that is six months from the Effective Date. Thereafter, Offering Periods shall commence on the first Trading Day following Exercise Date of the prior Offering Period and shall terminate on the last Trading Day of the sixth month following commencement of such Offering Period. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5. Participation.

     (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's Personnel Department office not later than one day prior to the applicable Enrollment Date.

     (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6. Payroll Deductions.

     (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during an Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

     (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

     (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, but may not otherwise increase or decrease the rate of his or her payroll deductions during the Offering Period. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

     (d) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

     (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price. In no event shall an Employee be permitted to purchase on the Exercise Date of any Offering Period a number of shares greater than, as of the first day of the Offering Period, two times the Employee's initial payroll deduction amount times the number of payroll periods in the Offering Period divided by the per share Fair Market Value. Moreover, no Employee shall be permitted to purchase more than 1,000 shares in any twelve-month period. All such purchases shall also be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to
Section 10 hereof, and shall expire on the last day of the Offering Period.

     8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be carried over in the participant's account into the next Offering Period. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the shares shall be credited to an account in the participant's name with a brokerage firm selected by the Plan Committee to hold the shares in its street name.

     10. Withdrawal; Termination of Employment.

     (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time up to two weeks prior to any Exercise Date by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal, such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

     (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof) for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

     (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

     12. Stock.

     (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be three hundred and forty thousand (340,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

     (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

     (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     13. Administration.

     (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection
(a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3.

     14. Designation of Beneficiary.

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18. Adjustments Upon Changes in Capitalization.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

     (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase or receive, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     19. Amendment or Termination.

     (a) The Board of Directors of the Company may at any time and for any reason amend or terminate the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted. Except as provided in
Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

     (b) Without shareholder consent, the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars (with respect to participants who are not United States residents), permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections (provided, however, that the Company may not withhold more than the aggregate amount of payroll deductions designated to be withheld by a participant in any Offering Period), establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

                                   EXHIBIT A

                               IRIDEX CORPORATION
                       1995 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

[ ]  Original Application
    Enrollment Date:
[ ]  Change in Payroll Deduction Rate
[ ]  Change of Beneficiary(ies)

     1. hereby elects to participate in the Iridex Corporation 1995 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

     2. I hereby authorize payroll deductions from each paycheck in the amount
        of      % of my Compensation (not to exceed 10%) on each payday during each Offering Period, in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

     3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically purchase such Shares.

     4. I have received a copy of the complete "Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

     5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):

     6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

     7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

     8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

        NAME: (Please print)
                             -------------------------------------------------
                             (First)          (Middle)          (Last)

        ----------------     ---------------------------------------------------
        Relationship

                            ----------------------------------------------------
                            (Address)
        NAME: (Please print)
                            --------------------------------------------------
                            (First)          (Middle)          (Last)

        ----------------    ----------------------------------------------------
        Relationship

                            ----------------------------------------------------
                            (Address)
        Employee's Social
        Security Number:
                            --------------------------------------------------

        Employee's Address:
                            --------------------------------------------------

                            --------------------------------------------------

                            --------------------------------------------------

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

                                          Dated:
                                              ----------------------------------
                                              Signature of Employee

                                              ----------------------------------
                                              Spouse's Signature
                                              (If beneficiary other than spouse)

                                   EXHIBIT B

                               IRIDEX CORPORATION
                       1995 EMPLOYEE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL

     The undersigned participant in the Offering Period of the Iridex
Corporation 1995 Employee Stock Purchase Plan which began on                19
(the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period, and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                          Name and Address of Participant:

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          Signature:

                                          --------------------------------------

                                          Date:
                                          --------------------------------------

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               IRIDEX CORPORATION

                       2001 ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 6, 2001

        The undersigned stockholder of IRIDEX Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby appoints Theodore A. Boutacoff and Robert Kamenski, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of IRIDEX Corporation to be held on June 6, 2001, at 2:00 p.m., Pacific Daylight Savings Time, at the principal offices of the Company located at 1212 Terra Bella Avenue, Mountain View, California 94043, and at any adjournment(s) thereof and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this Proxy.


-----------------------                                                         ----------------------
   SEE REVERSE SIDE         CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE         SEE REVERSE SIDE
-----------------------                                                         ----------------------

      --------------------                                              -------------------
        VOTE BY TELEPHONE                                                 VOTE BY INTERNET
      --------------------                                              -------------------
      It's fast, convenient, and immediate!                             It's fast, convenient, and your
      Call Toll-Free on a Touch-Tone Phone                              vote is immediately
      1-877-PRX-VOTE (1-877-779-8683).                                  confirmed and posted.
      ----------------------------------------------------------        -----------------------------------------------------------

      FOLLOW THESE FOUR EASY STEPS:                                     FOLLOW THESE FOUR EASY STEPS:

      1.   READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.        1.   READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

      2.   CALL THE TOLL-FREE NUMBER                                    2.   GO TO THE WEBSITE
           1-877-PRX-VOTE (1-877-779-8683).                                  HTTP://WWW.EPROXYVOTE.COM/IRIX

      3.   ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER                     3.   ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER
           LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.                       LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

      4. FOLLOW THE RECORDED INSTRUCTIONS.                              4.   FOLLOW THE INSTRUCTIONS PROVIDED.

      ----------------------------------------------------------        -----------------------------------------------------------
      YOUR VOTE IS IMPORTANT!                                           YOUR VOTE IS IMPORTANT!
      CALL 1-877-PRX-VOTE ANYTIME!                                      GO TO HTTY://WWW.EPROXYVOTE.COM/IRIX ANYTIME!


                      DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                                                             DETACH HERE
      Please mark
[X]   votes as in this
      example.

This proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the Company's nominees for election to the board of directors, FOR approval of the amendment of the 1998 Stock Plan, FOR approval of the amendment of the 1995
Employee Stock Purchase Plan, FOR ratification of the appointment of the Company's independent accountants, and as said proxies deem advisable on such other matters as may come before the meeting and any adjournment(s) thereof.

1. Election of Directors
                                                                                                          FOR     AGAINST    ABSTAIN

Nominees:      (01) Theodore A. Boutacoff,             2. Proposal to approve the amendment of the        [ ]       [ ]        [ ]
               (02) James L. Donovan,                     1998 Stock Plan to increase the number of
               (03) Joshua Makower,                       shares reserved for issuance thereunder by
               (04) Donald L. Hammond,                    290,000 shares, from 640,000 shares to
               (05) William Boeger, III,                  930,000 shares;
               (06) John M. Nehra,
               (07) Robert K. Anderson;

FOR ALL NOMINEES   [ ]    [ ]  WITHHOLD AUTHORITY      3. Proposal to approve the amendment of the        [ ]       [ ]        [ ]
  LISTED ABOVE                 TO VOTE FOR ALL            1995 Employee Stock Purchase Plan to
   (EXCEPT AS                   NOMINEES LISTED           increase the number of shares reserved for
   INDICATED)                       ABOVE                 issuance thereunder by 40,000 shares, from
                                                          300,000 shares to 340,000 shares;

                                                       4. Proposal to ratify the appointment of           [ ]       [ ]        [ ]
[ ] _________________________________                     PricewaterhouseCoopers LLP as independent
      For all nominees except as noted above              accountants;

                                                       And, in their discretion, upon such other
                                                       matters which may properly come before the
                                                       meeting and any adjournment(s) thereof.

                                                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                           [ ]


                                                       This Proxy should be marked, dated, signed by the
                                                       stockholder(s) exactly as his or her name appears hereon,
                                                       and returned promptly in the enclosed envelope. Persons
                                                       signing in a fiduciary capacity should so indicate. If
                                                       shares are held by joint tenants or as community property, both should sign.

Signature ______________________     Date _________   Signature _____________________________     Date ___________